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                     FOR MSTGS OFFICIAL USE ONLY:     DATE RECEIVED: _ _-_ _-_ _
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MSTG SOLUTIONS                                      VOICEMAIL SERVICE ORDER FORM
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          3111 NORTH TUSTIN STREET, SUITE 280, ORANGE, CALIFORNIA 92865
                 Telephone: 714-279-2980 Facsimile: 714-282-0035
               E-Mail: repsupport@mstgs.com Website: www.mstgs.com

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                          REQUIRED CUSTOMER INFORMATION
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Last Name:                    Middle Initial:          First Name:
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Company: (if applicable)               E-Mail Address:
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Street Address:
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City:                State:       Zip/Postal Code:         Country:
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Telephone No.:               Fax No.:                   Mobile No.:
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          INDEPENDENT REPRESENTATIVE INFORMATION - SERVICE(S) SOLD BY:
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QUANTITY

_____ VOICEMAIL SERVICE - $30.00 SETUP, FULL YEAR'S SERVICE
     o    Answering Service for an individual or a business
     o    Check messages 24 hours a day, 7 days a week

_____ 800 NUMBER VOICEMAIL SERVICE - FREE SETUP, $16.95 MONTHLY
     o All of the benefits of the Voicemail Service plus a toll free 1-800 number

TOTAL AMOUNT TO BE CHARGED:       SETUP $__ __.__ __      MONTHLY $__ __.__ __
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             METHOD OF PAYMENT (PLEASE CHECK THE APPROPRIATE SPACE)
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___ CHECK or MONEY ORDER (please make checks payable to MSTG SOLUTIONS, INC.)
___ CREDIT CARD (please check one)
     ___ VISA
     ___ MASTERCARD
     ___ AMERICAN EXPRESS
     ___ DISCOVER
                             CREDIT CARD INFORMATION
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Credit Card Number:        Expiration Date:    Billing Telephone Number:
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Name on Credit Card:                   Exact Billing Address:
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City:                State:       Zip/Postal Code:         Country:
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                                        I  authorize  MSTG  Solutions,  Inc.  to
                                        charge my debit / credit card for an amount no greater than the "Total Amount to Be Charged" indicated above.


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                                        ACCOUNT HOLDER SIGNATURE
       CREDIT CARD IMPRINT SPACE:
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                    TERMS, CONDITIONS AND CANCELLATION POLICY
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I hereby accept these terms and conditions. The Voicemail Service setup fee is a non-refundable, one-time charge and continuance is not automatic. I must submit an extension using the same form to MSTG Solutions, Inc., within 30 days before the date this form is submitted in the following year in order to continue service. I also understand that the 800 Number Voicemail Service is billed once every month automatically. If I choose to cancel the 800 Number Voicemail Service, I must submit a signed request, in writing, with a 30-day notice.


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PRINT NAME                    CUSTOMER SIGNATURE                    DATE

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